                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )
  Filed by the registrant /X/

  Filed by a party other than the registrant / /

  Check the appropriate box:

  / / Preliminary proxy statement           / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

  /X/ Definitive proxy statement

  / / Definitive additional materials

  / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     STRONG SHORT - TERM BOND FUND, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     STRONG SHORT - TERM BOND FUND, INC.
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
Item 22(a)(2) of Schedule 14A.

  / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

  (5) Total fee paid:

- - --------------------------------------------------------------------------------

  /X/ Fee paid previously with preliminary materials.

- - --------------------------------------------------------------------------------

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

- - --------------------------------------------------------------------------------

  (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------

  (3) Filing party:

- - --------------------------------------------------------------------------------

  (4) Date filed:

- - --------------------------------------------------------------------------------

                              STRONG INCOME FUNDS



                        You are cordially invited to the



                          STRONG FUNDS ANNUAL MEETING
                            Thursday, April 13, 1995



                    Italian Community Center Grand Ballroom


                            631 East Chicago Street


                              Milwaukee, Wisconsin



9:00 a.m.          Investment Strategy Discussion
                   Questions & Answers

10:00 a.m.         Annual Meeting
                   Questions & Answers



                  To make a reservation, call 1-800-368-0930.



- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------



This document describes a number of important proposals affecting the Strong Funds in which you are invested. The package also includes a proxy card that you can use to tell us how to vote on your behalf.



Please review and consider each of the issues carefully, and then complete the enclosed proxy card and return it in the postage-paid envelope provided.



                            YOUR VOTE IS IMPORTANT.



NO MATTER HOW MANY SHARES YOU OWN, PLEASE VOTE. BECAUSE WE RESOLICIT SHAREHOLDERS WHO DO NOT RETURN THEIR PROXIES, YOUR PROMPTNESS SAVES YOUR FUND THE EXPENSE OF CONDUCTING FOLLOW-UP MAILINGS AND TELEPHONE CALLS.



                  PLEASE REVIEW THE MATERIALS AND VOTE TODAY.

                     STRONG U.S. TREASURY MONEY FUND, INC.
                         STRONG MONEY MARKET FUND, INC.
                          STRONG ADVANTAGE FUND, INC.
                       STRONG SHORT-TERM BOND FUND, INC.
                    STRONG GOVERNMENT SECURITIES FUND, INC.
                            STRONG INCOME FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of each Fund as noted above will be held jointly at the Italian Community Center, 631 E. Chicago Street, Milwaukee, Wisconsin, on Thursday, April 13, 1995, at 10:00 a.m., local time, to consider and act upon the proposals noted below and to transact such other business as may properly come before the Meeting or any adjournments thereof. PLEASE REFER TO THE TABLE ON PAGE 5 THAT INDICATES WHICH FUND'S SHAREHOLDERS ARE SOLICITED WITH RESPECT TO EACH PROPOSAL.


1. To elect directors;
2. To ratify Coopers & Lybrand L.L.P. as independent public accountants;


3. To adopt and ratify a revised Advisory Agreement;



4. To adopt revised Articles of Incorporation;



5. A. To change the Fund's name; and



   B.  To amend the investment objective.



                  ADOPTION OF STANDARD INVESTMENT LIMITATIONS:


6. To amend or adopt a fundamental investment limitation concerning:

   A. Diversification;
   B.  Concentration;
   C.  Lending;
   D. Purchasing or selling real estate;
   E.  Borrowing;
   F.  Underwriting securities;
   G. Purchasing or selling financial commodities;
   H. Issuing senior securities; and
   I. Investing in another open-end investment company with substantially the same investment objective and policies (pooling funds).



7. To eliminate fundamental investment limitations concerning:

   A. Short sales;
   B.  Use of margin;
   C.  Illiquid and restricted securities;
   D. Purchase of investment company securities;
   E.  Purchasing securities of newly-formed issuers;
   F.  Warrants;

   G. Investing in oil and gas interests;
   H. Futures and options;
   I.  Pledging assets;
   J.  Securities investments of directors and officers;
   K. Fund portfolio transactions with directors and officers;
   L.  Investing in securities for the purpose of management or control;
   M. Participating on a joint basis in any trading account; and
   N. Purchasing restricted securities of a single issuer.

  Only shareholders of record at the close of business on February 16, 1995, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.
- - --------------------------------------------------------------------------------

AS A SHAREHOLDER OF A FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON
OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO
COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE
PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT
THE MEETING AND AVOID ADDITIONAL EXPENSES TO THE FUNDS ASSOCIATED WITH FURTHER
SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES
IN PERSON AT THE MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY
OF THE FUNDS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT
ANY TIME BEFORE IT IS VOTED.
- - --------------------------------------------------------------------------------

                                         By Order of the Board of Directors,

                                         ANN E. OGLANIAN
                                         Secretary

Menomonee Falls, Wisconsin
February 16, 1995

                     STRONG U.S. TREASURY MONEY FUND, INC.
                         STRONG MONEY MARKET FUND, INC.
                          STRONG ADVANTAGE FUND, INC.
                       STRONG SHORT-TERM BOND FUND, INC.
                    STRONG GOVERNMENT SECURITIES FUND, INC.
                            STRONG INCOME FUND, INC.
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                                PROXY STATEMENT


  The enclosed proxy is being solicited by and on behalf of the Board of Directors (the Directors) of the Funds, as set forth above (each a Fund and collectively the Funds), for use at an Annual Meeting (Meeting) of Shareholders of the Funds to be held jointly at the Italian Community Center, 631 E. Chicago Street, Milwaukee, Wisconsin, on Thursday, April 13, 1995, at 10:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the Notice). The Notice, this Proxy Statement, and the accompanying proxy card(s) were first mailed to shareholders on or about February 16, 1995. Subject to shareholder approval, each item will become effective on or about May 1, 1995. If a proposal is not approved, the item will remain unchanged.


  The following table indicates which Fund's shareholders are solicited with respect to each proposal.

                              SUMMARY OF PROPOSALS


                                         U.S.                              Short-Term   Government
              Proposals                Treasury      Money     Advantage      Bond      Securities     Income
- - ---------------------------------------------------------------------------------------------------------------
1.    Elect Directors                      X           X           X            X            X            X
2.    Ratify Selection of Auditors         X           X           X            X            X            X




3.    Adopt Advisory Agreement             X           X           X            X            X            X



4.    Adopt Revised Articles               X           X           X            X            X            X



5A.   Change the Fund's Name                                                                              X



5B.   Amend the Investment Objective       X           X           X            X            X            X



6.    Amend or Adopt a Fundamental
      Investment Limitation Concerning:
6A.   Diversification                      X           X           X            X            X            X
6B.   Concentration                        X           X           X            X            X            X
6C.   Lending                              X           X           X            X            X            X
6D.   Selling Real Estate                  X           X           X            X            X            X
6E.   Borrowing                            X           X           X            X            X            X
6F.   Underwriting Securities              X           X           X            X            X            X
6G.   Financial Commodities                X           X           X            X            X            X
6H.   Senior Securities                    X           X           X            X            X            X
6I.   Pooled Fund Structures               X           X           X            X            X            X
7.    Eliminate a Fundamental Investment
      Limitation Concerning:
7A.   Short Sales of Securities            X           X           X            X            X            X
7B.   Use of Margin                        X           X           X            X            X            X
7C.   Illiquid and Restricted
      Securities                                                   X            X            X            X
7D.   Investment Company Securities        X           X           X            X            X            X
7E.   Securities of Newly-Formed
      Issuers                              X           X           X            X            X            X
7F.   Warrants                                                                               X            X
7G.   Investing in Oil and Gas
      Interests                            X           X           X            X            X            X
7H.   Futures and Options                  X           X           X            X            X            X
7I.   Pledging Assets                      X           X           X            X            X            X
7J.   Investments of Directors and
      Officers                             X           X           X            X            X            X
7K.   Fund Portfolio Transactions          X           X           X            X            X            X
7L.   Investing for Management or
      Control                              X           X           X            X            X            X
7M.   Joint Basis Trading Accounts         X           X           X            X            X            X
7N.   Restricted Securities                                        X



  Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. The record holders of outstanding shares of each Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, please complete, sign, date, and return the accompanying proxy card (or cards if you have multiple accounts). Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted FOR the specific proposals set forth in the Notice, and in accordance with the best judgment of the persons named as proxies in the enclosed proxy card(s) on such other business or matters that properly may come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before the meeting by advising the Secretary of the Funds in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not in itself revoke a proxy.

  Under each Fund's Bylaws, a quorum is constituted by the presence in person or by proxy of a majority of the outstanding shares of common stock of a Fund entitled to vote at the Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the quorum. Broker non-votes will not be counted as voting on any matter at the Meeting, except that for any proposal requiring the affirmative vote of a Fund's outstanding shares for approval, a broker non-vote will have the effect of a vote against the proposal. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of such adjournment exceed the votes cast opposing such adjournment. It is anticipated that the persons named as proxies will vote in favor of any such adjournment.


  Proxies will be solicited primarily by mail. The solicitation may also include telephone, facsimile, telegraph, or oral communications by certain officers and employees of each Fund's investment advisor, Strong Capital Management, Inc.
(SCM), who will not be paid for these services, and/or by D. F. King & Co., Inc., a professional proxy solicitor retained by the Funds for an estimated fee of $80,000, plus out-of-pocket expenses. Except for the services provided by SCM, the Funds will pay the costs of the Meeting, the solicitation of proxies, and the fees of D. F. King & Co., Inc., as incurred by each Fund. The Funds will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.



  Only the shareholders of record of each Fund at the close of business on February 16, 1995 (the Record Date), will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of January 31, 1995, there were issued and outstanding shares of common stock for each Fund in the following amounts: U.S. Treasury, 55,438,651; Money, 844,205,356; Advantage, 86,832,992;
Short-Term Bond, 106,024,309; Government Securities, 28,132,919; Income, 13,518,585. As of January 31, 1995, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record more than 5% of the Funds' outstanding shares:



                 Fund                       Shares           Percentage
- - -----------------------------------------------------------------------
Advantage                                 20,234,783            23.30%
Short-Term Bond                           14,695,027            13.86
Government Securities                      9,322,359            33.14
Income                                     1,042,404             7.71


  A copy of a Fund's Annual Report is available without charge upon request by writing to P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

VOTE REQUIRED: PROPOSAL 1 SHALL BE APPROVED BY A PLURALITY OF ALL VOTES CAST AT THE MEETING. PROPOSAL 2 SHALL BE APPROVED IF THE VOTES CAST AT THE MEETING IN FAVOR OF THE PROPOSAL EXCEED THE VOTES CAST OPPOSING SUCH PROPOSAL. PROPOSAL 4 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF A FUND'S OUTSTANDING SHARES. APPROVAL OF THE REMAINING PROPOSALS REQUIRE THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF A FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF A FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT AT THE MEETING OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.



1. TO ELECT DIRECTORS.



  The Directors have fixed the number of Directors for election at the Meeting at six for each Fund. Each Director shall hold office until a successor is elected and qualified or until the Director's death, resignation, or removal. Messrs. Strong, Nevins, and Davis, named below as nominees, are currently Directors and have served in that capacity since originally elected or appointed to the Board. Messrs. Strong and Nevins have served as Directors since each Fund's inception. Mr. Davis has served as a Director since July 22, 1994. Mr. Dragisic, also named below as a nominee, served the Funds as a Director as noted in the table below. The current Directors also act as Directors for all of the Strong Funds, which consist of twenty-four separately incorporated, diversified and non-diversified funds. A shareholder using the enclosed proxy card(s) can vote for or against any or all of the nominees. In the election of Directors, those six nominees receiving the highest number of votes cast at the Meeting shall be elected, provided that a quorum is present. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. The Directors have no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. More detailed information concerning nominees for Director follows:

     Name (Age),            Funds, Shares          Principal Occupation For
     Position(s)            Owned,(1)(6)               Last Five Years,
 with Funds, Address       Director Since              Directorships(2)
- - ------------------------------------------------------------------------------
Richard S.             U.S. Treasury: 50,000    Director and Chairman of the
  Strong(3)(4)         1989                     Board of SCM. Chief Investment
(52)                                            Officer of SCM (1991).
Director and Chairman  Money: 1,357,114
P.O. Box 2936          1986                     Director and Chairman of
Milwaukee, WI 53201                             Strong Holdings, Inc. and
                       Advantage: 5,000         Strong Funds Distributors,
                       1988                     Inc. (1993). Director and
                                                Chairman of Heritage Reserve
                       Short-Term Bond: 5,000   Development Corporation
                       1987                     (1994). Member of the Managing
                                                Boards of Fussville Real
                       Government: 5,000        Estate Holdings L.L.C. and
                       1986                     Fussville Development L.L.C.
                                                (1994). Director and Chairman
                       Income: 5,000            of the Strong Funds.
                       1985
- - ------------------------------------------------------------------------------
John Dragisic(4)(5)    U.S. Treasury: 1,000     Vice Chairman of SCM (1994).
(54)                   Nominee
Vice Chairman          Money: 1,000             President and Chief Executive
P.O. Box 2936          Nominee                  Officer of Grunau Company,
Milwaukee, WI 53201                             Inc. (1987-1994). Director of
                       Advantage: 101           the Strong Funds (1991-1994).
                       Nominee                  Director of Strong Holdings,
                                                Inc. and Strong Funds
                       Short-Term Bond: 4,915   Distributors, Inc. (1994).
                       Nominee                  Vice Chairman of Strong Funds

                       Government: 103          (1994).
                       Nominee

                       Income: 109
                       Nominee
- - ------------------------------------------------------------------------------
Marvin E. Nevins       U.S. Treasury: 5,005     Private Investor.
(76)                   1989
Director                                        Chairman of Wisconsin
6075 Pelican Bay       Money: 33,360            Centrifugal Inc. (1945-1980).
  Blvd.                1986                     Chairman of General Casting
Naples, FL 33962                                Corp. (1983-1986). Formerly
                       Advantage: 45,452        Chairman of the Wisconsin
                       1988                     Association of Manufacturers &
                                                Commerce, Regent of the
                       Short-Term Bond: 18,830  Milwaukee School of
                       1987                     Engineering, and member of the
                                                Board of Trustees of the
                       Government: 10,505       Medical College of Wisconsin.
                       1986

                       Income: 14,612
                       1985
- - ------------------------------------------------------------------------------

     Name (Age),            Funds, Shares          Principal Occupation For
     Position(s)            Owned,(1)(6)               Last Five Years,
 with Funds, Address       Director Since              Directorships(2)
- - ------------------------------------------------------------------------------
Willie D. Davis        U.S. Treasury: 1,137     President and Chief Executive
(60)                   July, 1994               Officer of All Pro
Director                                        Broadcasting, Inc.
161 North La Brea      Money: 1,137
Inglewood, CA 90301    July, 1994               Director of Alliance Bank,
                                                Sara Lee Corporation, KMart
                       Advantage: 114           Corporation, YMCA Metropolitan
                       July, 1994               -Los Angeles, Dow Chemical
                                                Company, MGM Grand, Inc.,
                       Short-Term Bond: 121     WICOR, Inc., Johnson Controls,
                       July, 1994               Inc., L.A. Gear, and Rally's
                                                Hamburger, Inc. Trustee of the
                       Government: 117          University of Chicago,
                       July, 1994               Marquette University, and
                                                Occidental College. Director
                       Income: 122              of the Fireman's Fund (1975-
                       July, 1994               1990).
- - ------------------------------------------------------------------------------
Mr. Stanley Kritzik    U.S. Treasury: 1,191     Partner, Metropolitan
(65)                   Nominee                  Associates.
Nominee
1123 North Astor       Money: 1,191             Director, Aurora Health Care
  Street               Nominee                  and Health Network Ventures,
Milwaukee, WI 53202                             Inc.
                       Advantage: 120
                       Nominee

                       Short-Term Bond: 127
                       Nominee

                       Government: 123
                       Nominee

                       Income: 127
                       Nominee
- - ------------------------------------------------------------------------------
Mr. William F. Vogt    U.S. Treasury: 2,085     President, Vogt Management
(47)                   Nominee                  Consulting, Inc. (1990).
Nominee
3003 East Third Ave.   Money: 2,033             Executive Director of
Denver, CO 80206       Nominee                  University Physicians
                                                (University of Colorado)
                       Advantage: 209           (1982-1990). President,
                       Nominee                  Medical Group Management
                                                Association (1990). Fellow,
                       Short-Term Bond: 6,683   American College of Medical
                       Nominee                  Practice Executives (1990).

                       Government: 215
                       Nominee

                       Income: 223
                       Nominee


- - ---------------
1 Shares owned beneficially as of January 31, 1995.

2 Unless indicated otherwise, each individual has held the office or offices shown for the last five years.


3 On July 12, 1994, the Securities and Exchange Commission (the SEC) filed an administrative action (Order) against SCM and Mr. Strong in connection with conduct that occurred between 1987 and early 1990 (see the section entitled "Investment Advisor" on page 14 for more information). The proceeding was settled by consent without admitting or denying the allegations in the Order.


4 "Interested person" of each Fund.

5 On August 1, 1994, SCM granted 7% of its non-voting stock to Mr. Dragisic in connection with his employment with SCM.


6 Less than 1% of the Fund's outstanding shares of common stock.

  The Directors held four meetings during the last full fiscal year. It is expected that the Directors will continue to meet at least four times a year at regularly scheduled meetings. Each incumbent director attended 100% of the meetings of the Directors. There are currently no standing audit, nominating, or compensation committees of the Board of Directors, or other committees performing similar functions. The officers of the Funds, other than those who also serve as Directors or are nominees for Director, are:



                                       Principal Occupation For Last Five
       Name              Office                       Years
       (Age)          (Held Since)                (Start Date)
- - ---------------------------------------------------------------------------
Lawrence A. Totsky   Vice President   Senior Vice President of SCM (1994).
       (35)              (5/93)       Director of Mutual Fund
                                      Administration (1991). Manager of
                                      Shareholder Accounting and Compliance
                                      for SCM (1987).
  Thomas P. Lemke    Vice President   Senior Vice President, Secretary, and
       (40)              (10/94)      General Counsel of SCM (1994).
                                      Resident Counsel for Funds Management
                                      at J.P. Morgan & Co., Inc. (1992).
                                      Associate General Counsel to Sanford
                                      C. Bernstein Co., Inc. (1989). Of
                                      Counsel at the Washington D.C. law
                                      firm of Tew Jorden & Schulte (1987).
  Ann E. Oglanian       Secretary     Associate Counsel of SCM (1992).
       (33)              (5/94)       Associate Counsel of Kemper Financial
                                      Services, Inc. (1989).
 Thomas M. Zoeller      Treasurer     Treasurer of SCM (1991). Controller
       (31)              (11/91)      for SCM (1991). Assistant Controller
                                      for SCM (1989).



  As of January 31, 1995, the officers and directors of the Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 1.


2. TO RATIFY COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.


  A majority of the Directors, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act), have selected Coopers & Lybrand L.L.P. (C&L) as independent public accountants for the Funds for the fiscal year ending December 31, 1995. C&L has served each Fund as independent public accountants since each Fund's inception. Each Fund has been advised by C&L that it has no material direct or indirect financial interest in the Funds. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying proxy will vote for C&L unless shareholders express a contrary choice. A representative of C&L will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning each Fund's financial statements.

                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 2.


3. TO ADOPT AND RATIFY A REVISED ADVISORY AGREEMENT.


  SCM serves as investment advisor to each Fund pursuant to each Fund's Advisory Agreement (the Agreement). The Directors have approved the adoption of, and recommend that the shareholders of each Fund adopt and ratify a revised Advisory Agreement (the Revised Agreement) in a form substantially similar to Exhibit A.


  The terms and conditions of the Revised Agreement are substantially identical to the terms and conditions of the existing Agreements, except that (i) the form of the agreement has been changed to allow for the future conversion of each Fund to a series Fund as discussed under Proposal 4 and (ii) a provision has been added that expressly allows SCM to delegate some or all of its services subject to necessary approval, which includes the delegation of its investment adviser duties, to a subadvisor. Any delegation of duties to a subadvisor would be approved by shareholders as necessary under the law before being implemented. Under any such subadvisory agreement, SCM would continue to have responsibility for all investment advisory services furnished. This delegation provision has been included in each Fund's Revised Agreement for standardization purposes. Currently, SCM has no intention of hiring any subadvisor. THE REVISED AGREEMENT DOES NOT INCLUDE A MANAGEMENT FEE INCREASE.



  At its meeting on January 20, 1995, the Directors, including each of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds or SCM (the Independent Directors), considered (i) information regarding the nature and quality of the services provided by SCM, (ii) SCM's cost in providing such services, (iii) the extent to which SCM realized economies of scale if the asset-size of a Fund grew larger and the extent to which these economies are shared with a Fund's shareholders, (iv) the investment performance, expense ratios, and management fees for comparable investment companies, (v) the profitability of SCM, (vi) the role played by the Independent Directors, and (vii) the impact, if any, that other activities of SCM or its affiliates may have on the management of the Funds. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the Agreement and Revised Agreement.



  Based upon the Directors' review and evaluations of these materials and their considerations of all factors deemed relevant, the Directors determined that the Revised Agreement is reasonable, fair, and in the best interests of each Fund and its shareholders. Accordingly, the Directors, including all of the Independent Directors, approved the adoption of the Revised Agreement and its submittal to each Fund's shareholders for adoption and ratification. If the Revised Agreement is adopted by shareholders of a Fund, it will remain in effect through March 31, 1997, and will be thereafter subject to continuation by such Fund's Directors. If the Revised Agreement is not adopted, the existing Agreement will continue in effect through March 31, 1996, and thereafter will be subject to continuation by such Fund's Directors. Additional information concerning the investment advisory agreements and SCM is set forth below.



ADVISORY AGREEMENT. The advisory agreements are required to be approved annually by each Fund's Directors or by vote of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. On January 21, 1994, the Directors of each Fund, including all Independent Directors, voted unanimously to extend the existing Agreement for each Fund for an additional period of one year, commencing May 1, 1994. On January 20, 1995, the Directors of each Fund, including all Independent Directors, voted unanimously to extend the existing Agreement for each Fund for an additional period of one year, commencing May 1, 1995. The U.S. Treasury Fund's Agreement, dated December 31, 1990 was last approved for continuance by the Fund's shareholders on April 30, 1991. The Money, Advantage, Short-Term Bond, Government Securities, and Income Funds' Agreements, dated October 16, 1985, November 1, 1988, July 31, 1987, October 20, 1986, and December 11, 1985,
respectively, were last approved for continuance by each Fund's shareholders on April 27, 1990. The Agreement is terminable, without penalty, on 60 days written notice by the Directors of a Fund, by vote of a majority of such Fund's outstanding voting securities, or by SCM. In addition, the Agreement will terminate automatically in the event of assignment.



  Each Fund pays SCM an advisory fee. The advisory fee is an annual percentage of each Fund's average net assets, calculated and paid monthly. The table below specifies the advisory fee rate, the advisory fees incurred in 1994, and the asset size of each Fund.



                                 Advisory          1994          Asset Size
            Fund                 Fee Rate      Advisory Fee    (as of 1/31/95)
- - ------------------------------------------------------------------------------
U.S. Treasury*                     .40 %        $  276,272      $  55,438,651
Money*                             .50           2,159,922        844,205,356
Advantage                          .60           3,981,369        864,856,604
Short-Term Bond                    .625          8,715,270        997,688,750
Government Securities*             .60           1,537,259        274,858,620
Income                             .625            773,759        127,480,259


- - ---------------
* SCM waived a portion of the Fund's advisory fee during the last fiscal year.


The advisory fee rate of each Fund (except for the U.S. Treasury and Money Funds) may be compared against each of the Funds noted above and below. The U.S. Treasury and Money Market Funds advisory fee rate may be compared against each other and against the Municipal Money Market Fund which (i) has a .50% advisory fee rate and (ii) had an asset size of $1,245,124,422 as of January 31, 1995. SCM waived a portion of the Municipal Money Market Fund's advisory fee during the last fiscal year.



                                             Advisory        Asset Size
                  Fund                       Fee Rate      (as of 1/31/95)
- - --------------------------------------------------------------------------
Strong Short-Term Global Bond Fund*            .625%        $  13,957,936
Strong International Bond Fund*                .70             10,067,270
Strong Short-Term Municipal Bond Fund          .50            156,377,264
Strong Insured Municipal Bond Fund             .50             43,518,074
Strong Municipal Bond Fund                     .60            297,804,667
Strong High-Yield Municipal Bond Fund*         .60            126,987,476


- - ---------------

* SCM waived all of the Fund's advisory fee during the last fiscal year.



  Under the terms of each Agreement, SCM manages a Fund's investments subject to the supervision of the Fund's Directors. SCM is responsible for investment decisions and supplies investment research and portfolio management. At its expense, SCM provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of a Fund. SCM places all orders for the purchase and sale of a Fund's portfolio securities at its expense. Except for expenses assumed by SCM as set forth above or as described below under "Distribution Agreement" with respect to the distribution of a Fund's shares, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of prospectuses and semi-annual financial statements mailed to existing shareholders; and charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and shareholder relations, the cost of stock certificates, and fees for directors who are not "interested persons" of SCM. From time to time, SCM may voluntarily waive all or a portion of its management fee for a Fund.



  Each Agreement requires SCM to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees (and with respect to the Revised Agreement, extraordinary expenses), exceed that percentage of the average net asset value of the Fund for such year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale; or if the states in which the Fund's common stock is qualified for sale impose no restrictions, then 2%. The most restrictive percentage limitation currently applicable to the Funds is 2 1/2% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets, and 1 1/2% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to a Fund by reduction of SCM's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. From time to time, SCM may voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of applicable limitations.

INVESTMENT ADVISOR. SCM, a Wisconsin corporation, is the Funds' investment advisor. Mr. Richard S. Strong is the Chairman of SCM, who along with Messrs. John Dragisic and Richard T. Weiss constitute the Board of Directors of SCM. The address of the Advisor and each of these individuals is 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051. The officers of the Funds and their positions with SCM are as follows:


       Name            Position with Funds            Position with SCM
- - ------------------------------------------------------------------------------
 Richard S. Strong          Chairman                      Chairman
   John Dragisic          Vice Chairman                 Vice Chairman
Lawrence A. Totsky       Vice President             Senior Vice President
  Thomas P. Lemke        Vice President        Senior Vice President, General
                                                   Counsel, and Secretary
  Ann E. Oglanian           Secretary                 Associate Counsel
 Thomas M. Zoeller          Treasurer                     Treasurer


  SCM began conducting business in 1974. Since then, its principal business has been providing continuous investment advice to mutual funds, individuals, and institutional accounts such as pension funds and profit-sharing plans. SCM acts as investment advisor to each of the 24 Strong Funds and acts as a subadvisor to various other investment products. As of December 31, 1994, SCM had over $10 billion under management. Mr. Strong is the controlling shareholder of SCM.

  On July 12, 1994, the Securities and Exchange Commission (the SEC) filed an administrative action (Order) against SCM, Mr. Strong, and another employee of SCM in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order alleged that SCM and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. (Harbour), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further alleged that SCM violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting SCM's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of SCM owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and SCM agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT. SCM acts as dividend-disbursing agent and transfer agent to the Funds. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to the fees received and services provided under the advisory agreement. For transfer agent and dividend-disbursing agent services in 1994, the U.S. Treasury, Money, Advantage, Short-Term Bond, Government Securities, and Income Funds1 paid SCM $34,924, $1,073,113, $898,713, $2,550,992, $525,837, and $389,833, respectively, in per account charges and $9,144, $355,686, $178,059, $528,202, $81,183, and $79,434, respectively, for out-of-pocket expenses. In addition to the foregoing services, SCM provides certain printing and mailing services for the Funds such as printing and mailing of shareholder account statements, checks, and tax forms. For such services in 1994, the U.S. Treasury, Money, Advantage, Short-Term Bond, Government Securities, and Income Funds paid SCM $980, $31,377, $22,392, $58,057, $9,695, and $8,512, respectively.



DISTRIBUTION AGREEMENT. Under a Distribution Agreement dated December 1, 1993 for each Fund (the Distribution Agreements), Strong Funds Distributors, Inc.
(SFD) acts as underwriter of each Fund's shares. SFD is an indirect subsidiary of SCM and controlled by SCM and Mr. Strong. The address of SFD is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. The Distribution Agreements provide that SFD will use its best efforts to distribute each Fund's shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of a Fund's shares. The Distribution Agreements further provide that SFD will bear the costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and other costs attributable to the distribution of the Funds' shares. Each Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the advisory agreements.


PORTFOLIO TRANSACTIONS AND BROKERAGE. SCM is responsible for decisions to buy and sell securities for the Funds and for the placement of their portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of SCM to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to SCM or the Funds. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Normally, the Funds will pay no brokerage commissions on purchases and sales of portfolio securities since most of their purchases and sales will be principal transactions. In selecting broker-dealers and in negotiating commissions, SCM considers the firm's reliability, the quality of its execution services on a continuing basis, and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

  Section 28(e) of the Securities Exchange Act of 1934 (Section 28(e)) permits an investment advisor, under certain circumstances, to cause an account to pay a broker-dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing

- - ---------------


1 In 1994, SCM waived $56,577 in per account charges, $17,170 in out-of-pocket expenses, and $2,190 in printing and mailing fees for the U.S. Treasury Fund; and $187 in out-of-pocket expenses for the Money Fund.

or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

  In carrying out the provisions of the Agreements, SCM may cause the Funds to pay a broker-dealer which provides brokerage and research services to SCM a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the transaction. SCM is of the opinion that the continued receipt of supplemental investment research services from broker-dealers is essential to its provision of high-quality portfolio management services to the Funds. The Agreement provides that such higher commissions will not be paid by the Funds unless (a) SCM determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of SCM's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Agreement; and (c) in the opinion of SCM, the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long term. The investment advisory fees paid by the Funds under the Agreements are not reduced as a result of SCM's receipt of research services.

  Generally, research services provided consist of portfolio pricing and capital changes services and reports, research reports dealing with macroeconomic trends and monetary and fiscal policy, research reports on individual companies and industries, and information dealing with market trends and technical analysis. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities. Where SCM itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services. SCM's receipt of these administrative benefits arises from its ability, in certain cases, to direct brokerage to certain firms in connection with its management of client portfolios. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of SCM's allocation of the costs of such benefits and services between those that primarily benefit SCM and those that primarily benefit its clients.

  SCM places portfolio transactions for other advisory accounts, including other mutual funds managed by SCM. Research services furnished by firms through which the Funds effect their securities transactions may be used by SCM in servicing all of its accounts; not all of such services may be used by SCM in connection with the Funds. In the opinion of SCM, it is not possible to separately measure the benefits from research services to each of the accounts (including a Fund) managed by SCM. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of SCM, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

  SCM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by each Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by SCM are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


TRANSACTIONS WITH AFFILIATED BROKERS AND DEALERS. As provided in the Agreements between the Funds and SCM, SCM is responsible not only for making decisions with respect to the purchase and sale of the Funds' portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Directors for the Funds have authorized W.H. Reaves & Co., Inc. (Reaves), the subadvisor for Strong American Utilities Fund, and a member of the New York Stock Exchange, to act as an affiliated broker to the Funds subject to procedures set forth in Rule 17e-1 under the 1940 Act. As such, in order for Reaves to effect any portfolio transactions for a Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow Reaves to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 3.



4. TO ADOPT REVISED ARTICLES OF INCORPORATION.



  The Directors have unanimously approved the adoption of Amended and Restated Articles of Incorporation (the Revised Articles) for each of the Funds, which are Wisconsin corporations. According to the Wisconsin Business Corporation Law (the WBCL), changes to a Fund's Articles of Incorporation must be approved by the vote of a majority of outstanding shares of such Fund. If shareholders do not approve this Proposal, the existing Articles will remain in full force and effect.



  In addition, certain of the changes included within the Revised Articles are designed to standardize the language of the existing Articles; however, other changes are substantive. The Revised Articles would: (i) eliminate the enumerated list of authorized corporate powers contained in the existing Articles and to add a provision allowing a Fund to engage in any activity permissible under the WBCL, (ii) eliminate the provision that limits a Fund's ability to redeem small shareholder accounts ($500 or less) and, instead, provide that a Fund may redeem small shareholders accounts under procedures adopted by the Directors and in accordance with the 1940 Act, (iii) eliminate the 1% cap on redemption fees and include a provision permitting the Directors to set forth in the By-Laws the terms and conditions under which redemption fees are to be imposed, (iv) eliminate the indemnification provisions from the Money and Income Funds' existing Articles because such provisions are already contained in each Fund's By-Laws, (v) specify that an affirmative majority vote of all votes cast at a shareholder meeting is sufficient to amend the Revised Articles, provided that a quorum is present, (vi) eliminate the express denial of preemptive rights because preemptive rights, under the WBCL, are not effective unless affirmatively expressed in articles of incorporation; and thus, because it is not affirmatively expressed, its presence in the existing Articles is unnecessary and meaningless, (vii) grant the Directors authority to convert each Fund into a series fund and allow the Directors to add additional series, and
(ix) allow the Directors to designate additional classes of shares. In addition, by approving the Revised Articles, shareholders also authorize SCM to make changes to the Articles as may be necessary in order to facilitate filing them in the State of Wisconsin.



  The Revised Articles would allow the Directors to convert each Fund into a series fund and to designate additional classes of shares, each without additional shareholder approval.2 The Directors have no current intention to implement either a series structure or additional classes of shares. However, these amendments would allow the Directors the future flexibility to adopt such structures. By adding series to a Fund, such Fund may achieve certain operational efficiencies.3 In addition, adding additional classes would permit each Fund to take advantage of additional distribution channels (with alternative pricing structures) for selling Fund shares. The ability to utilize alternative distribution channels may increase the size of a Fund, which may result in certain economies of scale and reduced operating expenses -- thus benefiting both existing and future shareholders.


  THE ADDITION OF CLASSES TO ALREADY OUTSTANDING SHARES WOULD NOT AFFECT AN EXISTING SHAREHOLDER'S INVESTMENT IN THE FUND. Each series would represent interests in a different portfolio of assets and a shareholder interest is limited to the portfolio in which shares are held. The Revised Articles also provide that a Fund may issue additional classes of shares, including new classes of the outstanding Common Stock, provided these classes do not affect the preferences, limitations, or relative rights of the outstanding shares. Under the Revised Articles, the Directors are authorized to allocate assets, liabilities,

- - ---------------


2 The term "series" in the mutual fund industry is used to refer to shares that represent interests in a separate portfolio of investments with differing investment objectives. "Classes" of shares represent sub-divisions of series with differing preferences, limitations, or relative rights as the Directors may determine and, in most circumstances, differing marketing attributes. These terms do not correspond to the terms that are used under the WBCL, but will be used for ease of reference in this discussion.



3 If the Directors determine to add new series to a Fund, the first series of the Fund will retain the name of the Fund in which shareholders are invested and the Directors will designate the umbrella entity with a generic name that is consistent with the name of the first series (i.e., the Fund) and any subsequent series. Thus, shareholders in a Fund will continue to own shares in an entity with the same name as the entity in which they originally invested, except that this entity will be one of a number of series in the umbrella entity.

income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Under the Revised Articles, all holders of shares of a Fund would vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or classes, in which case only the shares of the affected series or class shall be entitled to vote.

  At such time as the Directors determine that it is in the best interests of a Fund to add additional series or a multiple class structure, such Fund will obtain all necessary regulatory approvals before such a structure is implemented.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 4.



5A. TO CHANGE STRONG INCOME FUND'S NAME.



  The Directors have proposed that shareholders approve an amendment to Strong Income Fund's Articles of Incorporation (the Articles), changing the Fund's name to "Strong Corporate Bond Fund, Inc." The Directors believe that the proposed name more adequately describes the Fund's investment program and is not intended to change the manner in which the Fund is managed. Pursuant to the WBCL and the Fund's Articles, an amendment to the Articles must be approved by the affirmative vote of a majority of the Fund's outstanding shares.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 5A.


5B. TO AMEND THE INVESTMENT OBJECTIVE.


  The Directors unanimously recommend that the shareholders of each Fund vote to replace each Fund's current investment objective as noted below. The purpose of the proposed objectives is to clarify and more concisely describe each Fund's goal. The proposed objectives are not intended to alter the way in which the Funds are managed. If shareholders do not vote to change a Fund's objective, the Fund's current objective will remain in place.


  The U.S. Treasury Fund's current investment objective states:


     "The U.S. Treasury Fund's objective is to seek as high a level of current income as is consistent with capital preservation and the maintenance of daily liquidity."


  The proposed investment objective of the U.S. Treasury Fund states:


     "The U.S. Treasury Fund seeks current income, a stable share price, and daily liquidity."

  The Money Fund's current investment objective states:

     "The Money Fund's objective is to seek maximum current income from investments in short-term money market instruments consistent with capital preservation and the maintenance of daily liquidity."

  The proposed investment objective of the Money Fund states:

     "The Money Fund seeks current income, a stable share price, and daily liquidity."

  The Advantage Fund's current investment objective states:

     "The Advantage Fund's investment objective is to provide investors with a high level of current income consistent with minimum fluctuation of principal."

  The proposed investment objective of the Advantage Fund states:

     "The Advantage Fund seeks current income with a very low degree of share-price fluctuation."

  The Short-Term Bond Fund's current investment objective states:

     "The Short-Term Bond Fund's investment objective is to provide investors with the highest level of income consistent with minimum fluctuation in principal value and current liquidity."

  The proposed investment objective of the Short-Term Bond Fund states:

     "The Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation."

  The Government Securities Fund's current investment objective states:

     "The Government Securities Fund's investment objective is to obtain a high level of current income from investments principally in a diversified portfolio of U.S. government securities."

  The proposed investment objective of the Government Securities Fund states:

     "The Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation."

  The Income Fund's current investment objective states:

     "The Income Fund's investment objective is to obtain a high level of current income from investments in a diversified portfolio of Fixed Income Securities and dividend-paying common stocks."

  The proposed investment objective of the Income Fund states:

     "The Income Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation."





                   THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 5B.

                  ADOPTION OF STANDARD INVESTMENT LIMITATIONS


  The primary purpose of Proposals 6A through 6I is to revise or adopt investment limitations to conform to limitations that are expected to become standard for all funds managed by SCM. The Directors have asked SCM to analyze the various fundamental and non-fundamental investment limitations of the Strong Funds, and, where appropriate to a Fund's investment objective, (i) to adopt standard non-fundamental limitations, and (ii) to propose to shareholders the adoption of standard fundamental limitations and to eliminate certain fundamental limitations. SCM believes that increased standardization will help to promote operational efficiencies, facilitate monitoring of compliance with fundamental and non-fundamental investment limitations, and enhance the management of the Funds' investments in light of future regulatory, business, or investment conditions. In addition, standardization will reduce the future costs associated with holding a shareholders' meeting to change fundamental investment limitations that are not required.



  Proposals 7A through 7J relate to investment limitations that restate requirements imposed by state law as a condition of registering shares of the Funds for sale in certain states or are imposed as non-fundamental investment limitations by the 1940 Act. Currently, these limitations are fundamental and can only be changed by shareholder vote. As a result, if the state laws were changed, or if they no longer applied to the Funds, the Funds would be required to call a shareholder meeting to adapt to changed state or federal regulatory requirements. The Directors recommend that these limitations be made non-fundamental so that they can be changed by the Directors as state laws permit. Proposals 7K through 7N relate to investment limitations that are not required by state or federal law to be fundamental or non-fundamental policies. The Directors recommend that these limitations be eliminated outright.


  Where adoption of a new or revised limitation or the elimination of a limitation is likely to have an impact on the investment techniques employed by the Funds, the potential impact is noted. In all cases, the proposed changes are expected to contribute to the overall objective of standardization.

Special Considerations -- U.S. Treasury and Money Market Funds

  The U.S. Treasury and Money Funds (collectively, the "Money Market Funds") seek to attain their respective investment objectives by limiting their investments to instruments that meet certain quality, diversification, and maturity standards required or permitted by Rule 2a-7 under the 1940 Act for money market funds using the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share, including (i) limiting the Fund's dollar-weighted average portfolio maturity to 90 days or less, (ii) buying only securities with remaining maturities of 13 months or less, and (iii) buying only dollar-denominated securities which represent minimal credit risks and meet certain quality guidelines. In addition, the Money Fund follows certain diversification standards and will not (i) acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) invest more than 5% of the Fund's total assets in the securities (other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except that the Fund may invest more than 5% of its total assets in the first-tier securities of a single issuer for up to three business days. Since the U.S. Treasury Fund limits its investments to securities directly issued by the U.S. government, such diversification requirements are, in effect, inapplicable to the Fund. The Directors of the Money Market Funds are seeking shareholder approval of changes to the Funds' fundamental investment limitations that are expected to become standard for all funds managed by SCM. Since certain of these proposed amendments may imply that the Money Market Funds have the authority to invest in instruments or use investment techniques which are impermissible under Rule 2a-7, the Directors of each of the Money Market Funds intend to adopt an operating policy, which provides that:

  "The Fund may not engage in any transaction or practice which is not permissible under Rule 2a-7 of the Investment Company Act of 1940, notwithstanding any other fundamental investment limitation or non-fundamental operating policy."

  This policy clarifies that the Money Market Funds will not engage in transactions that are impermissible under Rule 2a-7 (e.g., futures and options transactions).


6A. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
    (ALL FUNDS)


  The Money Market Funds' current fundamental investment limitation concerning diversification states:


  "The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer or, with respect to the Money Fund purchase more than 10% of the outstanding securities of any class of an issuer."


  The Advantage, Short-Term Bond, and Income Funds' current fundamental investment limitation concerning diversification states:

  "The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding securities of any class or more than 10% of the outstanding voting securities of any one issuer."

  The Government Securities Fund's current fundamental investment limitation concerning diversification states:

  "The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, or commitments to acquire such securities on a "when-issued" basis or repurchase agreements), or purchase more than 10% of the outstanding securities of any class or more than 10% of the outstanding voting securities of any one issuer."

  The Directors recommend that shareholders vote to replace these limitations with the following fundamental investment limitation governing diversification:

  "The Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer."


  The primary purpose of the proposal is to revise each Fund's fundamental diversification limitation to conform to a limitation that is expected to become standard for all diversified funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new fundamental diversification limitation cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders.


  The proposed limitation (i) imposes the diversification requirements on 75% of a Fund's total assets rather than 100% of a Fund's total assets, and (ii) eliminates the requirement that a Fund not purchase more than 10% of any class of an issuer's securities. Accordingly, the proposed limitation allows the Funds greater flexibility for making investments in a single issuer, which may result in additional risk to the Fund. Rule 2a-7 effectively limits the Money Fund to investing not more than 5% of its total assets in the securities (other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) of a single issuer, except that the Fund is permitted to invest more than 5% of its total assets in the first-tier securities of any one issuer for up to three business days.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 6A.

6B. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING CONCENTRATION. (ALL
    FUNDS)


  The Money Market Funds' current fundamental investment limitation concerning concentration states:

  "The Fund may not concentrate more than 25% of the value of its total assets in a single industry, except U.S. government or agency securities, or money market instruments of domestic banks (excluding Euro and Yankee Dollar obligations)."

  The Advantage, Short-Term Bond, and Income Funds' current fundamental investment limitation concerning concentration states:

  "The Fund may not concentrate more than 25% of the value of its total assets in a single industry."

  The Government Securities Fund's current fundamental investment limitation concerning concentration states:

  "The Fund may not invest more than 25% of the value of the Fund's total assets in the securities of issuers in any particular industry (other than obligations issued or guaranteed as to principal and interest by the government of the United States or its agencies or instrumentalities, or commitments to acquire such securities on a "when-issued" basis or repurchase agreements)."

  The Directors recommend that the shareholders of the Advantage, Short-Term Bond, Government Securities, and Income Funds vote to replace their Funds' limitations with the following new fundamental investment limitation governing concentration:

  "The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry."

  The Directors recommend that the shareholders of the Money Market Funds vote to replace their limitations with the following new fundamental investment limitation governing concentration:

  "The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry, except that this limitation shall not limit the Fund's purchases of obligations issued by domestic banks.


  The primary purpose of the proposal is to revise each Fund's fundamental limitation concerning concentration to conform to a limitation that is expected to become standard for the majority of the funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new fundamental limitation concerning concentration cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders. This proposed limitation (i) eliminates the

Government Securities Fund's reference to obligations issued or guaranteed by the U.S. government because the SEC does not consider the U.S. government, its agencies or instrumentalities to be in any "industry" and therefore this express reference is unnecessary, and (2) allows Money Market Funds to continue to reserve the right to concentrate in bank instruments issued by domestic banks.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 6B.



6C. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING. (ALL FUNDS)


  The Money Market Funds' current fundamental investment limitation concerning lending states:

     "The Fund may not lend any funds or other assets, except that they may
     (i) purchase a portion of an issue of bonds, debentures, or other debt securities, (ii) acquire repurchase agreements and commercial paper of corporations, and (iii) the Money Fund (only) may lend portfolio securities provided no such loan may be made if as a result the aggregate of such loans of portfolio securities exceed 30% of the value of the Money Fund's total assets."

  The Advantage Fund's current fundamental investment limitation concerning lending states:

     "The Fund may not lend any funds or other assets, except that it may (i) purchase a portion of an issue of publicly distributed bonds, debentures, or other debt securities, (ii) acquire repurchase agreements and commercial paper of corporations, and (iii) acquire private issues of debt securities subject to the limitations in (9) below."4

  The Short-Term Bond and Income Funds' current fundamental investment limitation concerning lending states:

     "The Fund may not lend any funds or other assets, except that it may (i) purchase a portion of an issue of publicly distributed bonds, debentures, or other debt securities, (ii) acquire repurchase agreements and commercial paper of corporations, (iii) lend portfolio securities provided no such loan may be made if as a result the aggregate of such loans of portfolio securities exceed 30% of the value of the Fund's total assets, and (iv) acquire private issues of debt securities subject to the limitations in Section 9 below."5

- - ---------------


4 Section 9 of the Fund's fundamental investment limitation, which currently restricts the Fund's illiquid and restricted securities purchases, is discussed below under 7C.


5 Section 9 of the Funds' fundamental investment limitation, which currently restricts the Funds' illiquid and restricted securities purchases, is discussed below under 7C.

  The Government Securities Fund's current fundamental investment limitation concerning lending states:

     "The Fund may not lend any funds or other assets, except that it may (i) purchase a portion of an issue of publicly distributed bonds, debentures, or other debt securities, (ii) acquire repurchase agreements and commercial paper of corporations, and (iii) lend portfolio securities provided no such loan may be made if as a result the aggregate of such loans of portfolio securities exceed 30% of the value of the Fund's total assets."

  The Directors recommend that shareholders vote to replace these limitations with the following new fundamental investment limitation governing lending:

     "The Fund may not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements."


  The primary purpose of the proposal is to revise each Fund's fundamental limitation concerning lending to conform to a limitation that is expected to become standard for all funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new fundamental limitation concerning lending cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders.



  The proposed limitation (i) permits lending for the Money Market Funds, (ii) adopts "debt securities or other debt instruments" as a standard exception from the lending limitation for purchases of portfolio instruments, (iii) authorizes the purchase of restricted or illiquid debt securities to the extent permitted under each Fund's other investment limitations (see 7C for the risks associated with investments in illiquid and restricted securities), (iv) increases the securities lending authority for the Money, Short-Term Bond, Government Securities, and Income Funds from 30% of total assets to 33 1/3% of total assets, which is the maximum percentage permissible under the 1940 Act, and (v) authorizes other lending transactions permissible under the 1940 Act, including an interfund lending program briefly discussed under Proposal 6E. The proposed limitation would allow a Fund to acquire an entire issue of debt securities, whether privately or publicly offered subject to a Fund's other investment limitations. If a Fund purchases an entire issue of debt securities it may have difficulty establishing a price for the securities or liquidating the securities in a timely fashion.


  Subject to shareholder approval of the revised investment limitation concerning lending, the Directors will adopt a non-fundamental operating policy, which may be changed by the Directors without shareholder approval, that states:

  "The Fund may not make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements."

  This operating policy clarifies that the Funds do not intend to make any loans other than securities loans, purchases of debt securities or other debt instruments, or repurchase agreements. This policy would be amended by the Directors should the Funds seek and obtain an exemptive order permitting an interfund lending program.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 6C.



6D. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING OR
    SELLING REAL ESTATE. (ALL FUNDS)


  Each Fund's current fundamental investment limitation concerning purchasing or selling real estate states:

  "The Fund may not purchase, hold, or deal...in real estate, but this shall not prohibit the Fund from investing in marketable securities of companies engaged in real estate activities or investments."6


  The Directors recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing purchasing or selling real estate:


  "The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities)."


  The primary purpose of the proposal is to revise each Fund's fundamental limitation concerning purchasing or selling real estate to conform to a limitation that is expected to become standard for all funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new fundamental limitation concerning purchasing or selling real estate cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders. The proposed limitation (i) clarifies that the Funds may purchase real estate related securities of corporate or non-corporate issuers (e.g., partnerships or trusts),
(ii) clarifies that the Funds may invest in securities or other instruments backed by real estate, (iii) permits the Funds to dispose of real estate acquired as a result of permissible investments, and

- - ---------------


6 The deleted language relates to the Funds' commodities limitation discussed under 6G and, with respect to the Advantage, Short-Term Bond, Government Securities, and Income Funds, futures and options limitations discussed under 7H.

(iv) allows the Funds to invest in illiquid real estate securities, subject to a Fund's investment limitation on illiquid securities, as discussed under 7C.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 6D.



6E. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING. (ALL
    FUNDS)


  The Money Market Funds' current fundamental investment limitation concerning borrowing states:

  "The Fund may not borrow money, except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments), and then, only in an amount not to exceed 5% of the value of the Fund's net assets at the time the borrowing is incurred."

  The Advantage Fund's current fundamental investment limitation concerning borrowing states:


  "The Fund may not borrow money, except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments), and then, only in an amount not to exceed 5% of the value of the Fund's net assets at the time the borrowing is incurred; provided, however, the Fund may enter into transactions in options, futures, and options on futures subject to the limitations described in (13), (18), and (19) below."7


  The Short-Term Bond, Government Securities, and Income Funds' current fundamental investment limitation concerning borrowing states:

  "The Fund may not borrow money, except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments), and then, only in an amount not to exceed 5% of the value of the Fund's net assets at the time the borrowing is incurred; provided, however, the Fund may enter into transactions in options, futures and options on futures."

  The Directors recommend that shareholders vote to replace these limitations with the following fundamental investment limitation governing borrowing:

  "The Fund may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and
  (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount

- - ---------------


7 Items 13, 18, and 19 of the Advantage Fund's fundamental investment limitations, which currently restrict the nature and extent of the Fund's options and futures transactions, are discussed below under 7H.

  borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law."


  The primary purpose of the proposal is to revise each Fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by SCM which will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new fundamental borrowing limitation cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders.



  The proposed limitation accomplishes five specific goals. First, it increases the permitted borrowings from 5% to 33 1/3% of total assets (including the amount borrowed), allowing the Funds greater flexibility to meet shareholder redemption requests without liquidating securities at unfavorable prices or times should the need arise. The ability to borrow additional funds for such purposes could adversely affect a Fund if it were unable to repay the borrowed funds without liquidating securities at unfavorable prices or times. Second, it eliminates the Funds' prohibition against other (i.e., non-bank) permissible borrowings, such as reverse repurchase agreements and mortgage dollar roll transactions. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. In mortgage dollar rolls, a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. Third, the proposed limitation eliminates the Advantage, Short-Term Bond, Government Securities, and Income Funds' existing exception from the borrowing money limitation for transactions in options, futures, and options on futures because such transactions do not involve borrowing money. Fourth, the proposed limitation permits each Fund to borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. Fifth, it permits the Funds to borrow money from the other Strong Funds ("interfund lending") if an order were obtained from the SEC permitting such borrowings. The purpose of an interfund lending program for the Strong Funds would be to reduce borrowing costs (and increase interest received by the lending Strong Fund) from that available through other sources, such as bank borrowings or reverse repurchase agreements. An interfund lending program would involve certain risks. For example, there is the risk that a lending fund could experience delays in obtaining prompt repayment of a loan or a borrowing fund could be required to repay funds on short notice. The Directors have no current intention of pursuing such an SEC order.

  Subject to shareholder approval of the revised investment limitation concerning borrowing, the Directors will adopt a non-fundamental operating policy, which may be changed by the Directors without shareholder approval, that states:

  "The Fund may not borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets."

  This operating policy clarifies that the Funds do not intend, following adoption of the amended fundamental investment limitation, to borrow money through bank borrowing transactions other than reverse repurchase agreements and mortgage dollar roll transactions. This policy would be amended by the Directors should the Funds seek and obtain an exemptive order permitting an interfund lending program.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 6E.



6F. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING
    SECURITIES. (ALL FUNDS)


  Each Fund's current fundamental investment limitation concerning underwriting securities states:

  "The Fund may not act as an underwriter of securities of other issuers."

  The Directors recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing underwriting securities:

  "The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities."


  The primary purpose of the proposal is to revise each Fund's fundamental underwriting securities limitation to conform to a limitation that is expected to become standard for all funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new fundamental underwriting securities limitation cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders. The proposed limitation primarily clarifies that the disposition of portfolio instruments is not prohibited even if a Fund may be considered an "underwriter" within the meaning of the federal securities laws.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 6F.

6G. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION
    CONCERNING PURCHASING OR SELLING FINANCIAL
    COMMODITIES. (ALL FUNDS)


  The Money Market Funds' current fundamental investment limitation concerning purchasing or selling commodities states:

  "The Fund may not purchase, hold, or deal in commodities or commodity contracts..."8

  The Advantage Fund's current fundamental investment limitation concerning purchasing or selling commodities states:

  "The Fund may not purchase, hold, or deal in commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts subject to Item 13 below and options on futures in accordance with
  Items 13, 18, and 19 . . . ."9

  The Short-Term Bond and Income Funds' current fundamental investment limitation concerning purchasing or selling commodities states:

  "The Fund may not purchase, hold, or deal in commodities or commodity contracts (except that the Fund may enter into interest rate futures contracts subject to Item 18 below and options on futures in accordance with
  Items 13, 18 and 19 below) . . . ."10

  The Government Securities Fund's current fundamental investment limitation concerning purchasing or selling commodities states:

  "The Fund may not purchase, hold, or deal in commodities or commodity contracts (except that the Fund may enter into interest rate futures contracts subject to Item 18 below and options on futures contracts in accordance with Items 13, 18, and 20) . . . ."11

  The Directors recommend that shareholders vote to replace these limitations with the following new fundamental investment limitation governing purchasing or selling of commodities:

  "The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments,

- - ---------------


8 The deleted language relates to the Funds' real estate limitations discussed under 6D.



9 The deleted language relates to the Fund's real estate limitations discussed under 6D. Items 13, 18, and 19 relate to the Fund's futures and options transactions discussed under 7H.



10 The deleted language relates to the Funds' real estate limitations discussed under 6D. Items 13, 18, and 19 relate to the Funds' futures and options transactions discussed under 7H.



11 The deleted language relates to the Fund's real estate limitations discussed under 6D. Items 13, 18, and 20 relate to the Fund's futures and options transactions discussed under 7H.

  or from investing in securities or other instruments backed by physical commodities)."


  The primary purpose of the proposal is to revise each Fund's fundamental limitation concerning purchasing or selling commodities to conform to a limitation that is expected to become standard for all funds managed by SCM. The adoption of the new limitation may have a significant impact on the investment techniques employed by the Funds (as discussed below) and will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new fundamental limitation concerning purchasing or selling commodities cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders. The proposed limitation (i) permits a Fund to engage in derivative transactions that may be based upon the value, in whole or in part, of some "commodity," subject to the Fund's investment objective and policies, and with respect to the Money Market Funds, Rule 2a-7, and (ii) clarifies that a Fund may acquire an interest in physical commodities as a result of the ownership of securities or other instruments. The use of derivative instruments is likely to result in certain additional risks to a Fund, as more fully described below.



  Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, including without limitation, securities, currencies, reference indexes, or commodities. Derivative transactions may include certain attributes of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. Derivative transactions may be used by a Fund for a variety of purposes, such as hedging or risk management, but not for speculation.


  Derivative transactions may be exchange traded or over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are generally illiquid since they often can only be closed out with the other party to the transaction. When required by the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, a Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.


  The successful use of derivative transactions by a Fund is dependent upon SCM's ability to correctly anticipate trends in the underlying asset. To the extent that a Fund engages in derivative transactions other than for hedging purposes, a Fund's successful use of such transactions is more dependent upon SCM's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in a Fund's portfolio or in lower purchase prices for assets it intends to acquire. SCM's prediction of trends by underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund. Hedging transactions are also subject to risks. If SCM incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. While shareholders should understand the foregoing risks of authorizing a Fund to engage in derivative transactions (other than futures and options transactions), the Directors believe that the flexibility added by such authorization warrants the adoption of the amended fundamental investment restriction.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6G.



6H. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING ISSUING SENIOR
    SECURITIES. (ALL FUNDS)



  The Funds have no express fundamental investment limitation concerning issuing senior securities and, accordingly, do not currently issue senior securities or engage in transactions that may raise senior security issues.



  The Directors recommend that shareholders adopt the following fundamental investment limitation concerning issuing senior securities:


  "The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."


  The primary purpose of the proposal is to adopt a fundamental limitation regarding issuing senior securities that is expected to become the standard for all funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) Because Rule 2a-7 governs the types of investments a money market fund may make, the adoption of the proposed fundamental investment restriction will not change the Money Market Funds' current investment practices. If the proposal is approved, the new fundamental limitation concerning issuing senior securities cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders.



  The proposed limitation (i) expressly specifies the senior security policy for the Funds, and (ii) increases each Fund's authorization to engage in transactions that may raise senior security issues to the extent permissible under the 1940 Act and, for the Money Market Funds, Rule 2a-7. The 1940 Act restricts a fund's ability to issue senior securities. While the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security having preference over shares of a Fund with respect to the Fund's assets or earnings. It generally does not include borrowings by a Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and a Fund's investment limitations. Various investment techniques that obligate a Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" is created. While the proposed fundamental investment limitation concerning issuing senior securities will generally increase a Fund's ability to engage in transactions which may raise senior security issues, the Funds utilize such techniques only in accordance with applicable regulatory requirements.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6H.



6I. TO ADOPT A FUNDAMENTAL INVESTMENT POLICY CONCERNING POOLED FUND STRUCTURES.
    (ALL FUNDS)


  The Directors have approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit each Fund to invest all of its assets in another open-end investment company with substantially the same investment objectives and policies (a Pooled Fund Structure). To allow the Funds to invest in a Pooled Fund at a future date, the Directors recommend that the shareholders approve the following fundamental policy:

  "The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund."

  If the proposal is adopted, the Directors intend to adopt the following non-fundamental operating policy:

  "The Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, restrictions, and policies as the Fund."


  The primary purpose of the proposal is to adopt a fundamental policy regarding Pooled Fund Structures that is expected to become a standard fundamental policy for all funds managed by SCM. (See "Adoption of Standard Investment Limitations" on page 21.) The adoption of the new fundamental policy is not likely to have any impact on the investment techniques employed by the Funds because the Directors have no present intention of investing a Fund's assets in a Pooled Fund. If the proposal is approved, the new fundamental investment policy concerning Pooled Fund Structures cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders.


  The purpose of a Pooled Fund Structure is to achieve operational efficiencies and cost reductions through the consolidation of portfolio management while maintaining different distribution and servicing structures. In the future, SCM may manage a number of funds with similar investment objectives, policies, and limitations, but with different features and services. In such a case, the pooling of their assets would generally achieve operational efficiencies and cost reductions. If a Fund invested all of its assets in a Pooled Fund, the Fund would hold only a single investment security and the Pooled Fund would directly invest in individual securities pursuant to its investment objective.

  While neither SCM nor the Directors have determined that the Funds should invest in a Pooled Fund, the Directors believe that it could be in the best interest of a Fund to adopt such a structure at a future date. However, the Directors will only authorize such an arrangement (i) if it is permitted under a Fund's investment policies, (ii) if they determine that it is in the best interests of a Fund, and (iii) if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to a Fund or its shareholders.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6I.



7A. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF
    SECURITIES. (ALL FUNDS)


  The Money Market, Advantage, Short-Term Bond, and Income Funds' current fundamental investment limitation concerning short sales of securities states:

  "The Fund may not make short sales of securities..."12

  The Government Securities Fund's current fundamental investment limitation concerning short sales of securities states:

  "The Fund may not sell securities short except where a long position is held in the security which equals or exceeds the number of shares sold short..."13

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitations. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short."


  The primary purpose of the proposal is to eliminate each Fund's fundamental limitation concerning short sales of securities and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Adoption of the non-fundamental policy may have an impact on the investment techniques employed by the Funds (as discussed below), and it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new


- - ---------------


12 The deleted language relates to purchases of securities on margin discussed under 7B.



13 The deleted language relates to purchases of securities on margin discussed under 7B.

non-fundamental investment policy concerning short sales of securities could be changed by the Directors without a future vote of a Fund's shareholders.


  The proposed non-fundamental operating policy concerning short sales of securities (i) permits the Money Market, Advantage, Short-Term Bond, and Income Funds (the Government Securities Fund's current investment limitation does not prohibit short sales against the box) to engage in short sales against the box, and (ii) clarifies that options, futures, options on futures, and certain other transactions, which may involve a "short" position relative to a security, do not constitute short sale transactions under the operating policy. In a short sale transaction, a Fund sells a borrowed security and agrees to return the same security to the lender. A short sale is "against the box" when a Fund owns or has the right to obtain securities identical to those sold short. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. Short sale transactions, other than covered short sale transactions such as short sales against the box, are considered prohibited senior security issuances under the 1940 Act, and certain state regulations concerning short sales currently prohibit mutual funds from entering into any short sales, other than short sales against the box.


                   THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7A.



7B. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING USE OF MARGIN.
    (ALL FUNDS)


  The Money Market and Government Securities Funds' current fundamental investment limitation concerning use of margin states:

  "The Fund may not...purchase any securities on margin."14

  The Advantage, Short-Term Bond, and Income Funds' current fundamental investment limitation concerning use of margin states:

  "The Fund may not...purchase any securities on margin, except for the use of short-term credit necessary for clearance of purchases of portfolio securities and except that it may make margin deposits in connection with interest rate futures and options thereon subject to (18) below."15

- - ---------------


14 The deleted language relates to short sales of securities discussed under 7A.



15 The deleted language relates to short sales of securities discussed under 7A.
Item 18 in the Advantage, Short- Term Bond, and Income Funds' limitation relates to limitations on futures and options discussed under 7H.

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitations. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin."


  The primary purpose of the proposal is to eliminate each Fund's fundamental limitations concerning the use of margin and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new non-fundamental investment policy concerning use of margin could be changed by the Directors without a future vote of a Fund's shareholders.



  The proposed non-fundamental operating policy concerning use of margin (i) clarifies that the Government Securities Fund may engage in futures and options transactions subject to the limitations discussed under 7H, and (ii) clarifies that a Fund may use short-term credit for the clearance of portfolio transactions and margin deposits for options, futures, and derivative transactions subject to its investment objective, policies, and with respect to the Money Market Funds, Rule 2a-7. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or securities that the borrower places with its broker as collateral against this loan. Under the 1940 Act, the SEC views the obligation to repay funds borrowed in a margin arrangement as a senior security and, therefore, such an arrangement is prohibited.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7B.



7C. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING ILLIQUID AND
    RESTRICTED SECURITIES. (ADVANTAGE, SHORT-TERM BOND, GOVERNMENT SECURITIES, AND INCOME FUNDS)


  The Advantage Fund's current fundamental investment limitation concerning illiquid and restricted securities states:

  "The Fund may not invest in the aggregate more than 10% of the value of its total assets in the following securities: (i) restricted securities acquired in private placements; (ii) repurchase agreements or time deposits maturing in more than seven days; and (iii) other securities which are illiquid or for which market quotations are not readily available."

  The Short-Term Bond and Government Securities Funds' current fundamental investment limitation concerning illiquid and restricted securities states:

  "The Fund may not invest in restricted securities (restricted as to disposition under federal securities laws), illiquid securities, or other securities without readily available market quotations, including repurchase agreements maturing in more than seven days if, as a result of any such investment, more than 10% of the value of the Fund's total assets would be invested in restricted, illiquid, or other securities without readily available market quotations."

  The Income Fund's current fundamental investment limitation concerning illiquid and restricted securities states:

  "The Fund may not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transactions would be subject to repurchase agreements maturing in more than 7 days or invested in restricted or illiquid securities or other securities without readily available market quotations."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitations. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940."

  The primary purpose of the proposal is to eliminate the Advantage, Short-Term, Government Securities, and Income Funds' fundamental limitation concerning illiquid and restricted securities and adopt a non-fundamental operating policy for each Fund that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. This will permit the Funds to purchase restricted securities. Adoption of the non-fundamental operating policy will also contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new non-fundamental investment policy concerning illiquid and restricted securities could be changed by the Directors without a future vote of a Fund's shareholders.

  The proposed non-fundamental operating policy concerning illiquid and restricted securities (i) increases the Advantage, Short-Term Bond, Government Securities, and Income Funds authority to invest in illiquid securities from 10% of total assets to 15% of net assets as permitted under the 1940 Act, (ii) conforms a Fund's illiquid securities limitation to the requirements of the 1940 Act by eliminating specific references to various types of securities which may be considered illiquid, such as restricted securities. If a Fund holds a material percentage of its assets in illiquid or restricted securities or other assets for which there is no established trading market, there may be a question as to the Fund's ability to meet its redemption obligations (or accurately to calculate its net asset value).


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7C.



7D. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE PURCHASE OF
    INVESTMENT COMPANY SECURITIES. (ALL FUNDS)


  Each Fund's current fundamental investment limitation concerning the purchase of investment company securities states:

  "The Fund may not purchase securities of other investment companies."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not purchase securities of other investment companies except in compliance with the Investment Company Act of 1940 and applicable state law."


  The primary purpose of the proposal is to eliminate each Fund's fundamental limitation concerning purchasing investment company securities and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new non-fundamental investment policy concerning purchase of investment company securities could be changed by the Directors without a future vote of a Fund's shareholders.


  The proposed non-fundamental operating policy concerning purchase of investment company securities allows the Fund to invest in investment companies to the extent allowed by the 1940 Act and state law. Under the 1940 Act, the Fund is subject to certain limitations regarding purchasing the securities of other investment companies. In general, the 1940 Act prevents a Fund from (i) investing more than 10% of its total assets in the securities of other investment companies, (ii) owning more than 3% of the outstanding voting stock of any other investment company, and (iii) having more than 5% of its total assets invested in securities of another investment company. There are also additional limitations regarding investments in closed-end investment companies, and a few states currently impose additional limitations on purchases of investment company securities.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7D.

7E. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING
    SECURITIES OF NEWLY-FORMED ISSUERS. (ALL FUNDS)


  The Money Market, Advantage, Short-Term Bond, and Income Funds' current fundamental investment limitation concerning purchasing securities of newly-formed issuers states:

  "The Fund may not purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets."

  The Government Securities Fund's current fundamental investment limitation concerning purchasing securities of newly-formed issuers states:

  "The Fund may not purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors), other than issuers of Federal agency obligations, if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its assets."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitations. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities."


  The primary purpose is to eliminate each Fund's fundamental limitation concerning purchasing securities of newly-formed issuers and adopt a non-fundamental operating policy for each Fund that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new non-fundamental investment policy concerning purchasing securities of newly-formed issuers could be changed by the Directors without a future vote of a Fund's shareholders. The proposed non-fundamental operating policy concerning purchasing securities of newly-formed issuers clarifies that the limitation is inapplicable to pools of asset-backed securities and U.S. government and foreign government securities.

Newly-formed issuers or "unseasoned issuers" are generally defined as issuers with less than three years of continuous operation, including predecessors.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7E.



7F. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WARRANTS.
    (GOVERNMENT SECURITIES AND INCOME FUNDS)


  The Government Securities Fund's current fundamental investment limitation concerning warrants states:

  "The Fund will not purchase the warrants of any issuer."

  The Income Fund's current fundamental investment limitation concerning warrants states:

  "The Fund may not...purchase warrants where the grantor of the warrants is the issuer of the underlying securities provided that not more than 5% of the Fund's net assets may be invested in such warrants..."16

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitations. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions."


  The primary purpose of the proposal is to eliminate the Government Securities and Income Funds' fundamental limitation concerning warrants and adopt a non-fundamental operating policy for each Fund that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new non-fundamental investment policy concerning warrants could be changed by the Directors without a future vote of a Fund's shareholders.


  The proposed limitation (i) complies with current state law limitations, (ii) permits the Government Securities Fund to invest in warrants subject to the operating policy, and (iii) clarifies that warrants acquired in units or attached to other securities are not subject

- - ---------------


16 The deleted language relates to futures and options transactions discussed under 7H.

to the warrant limitation. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of bonds.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 7F.



7G. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL
    AND GAS INTERESTS. (ALL FUNDS)


  Each Fund's current fundamental investment limitation concerning investing in oil and gas interests states:

  "The Fund may not invest in interests in oil, gas, or other mineral exploration programs."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities."


  The primary purpose of the proposal is to eliminate each Fund's fundamental limitation concerning investing in oil and gas interests and adopt a non-fundamental operating policy for each Fund that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new non-fundamental investment policy concerning investing in oil and gas interests could be changed by the Directors without a future vote of a Fund's shareholders. The proposed non-fundamental operating policy concerning investing in oil and gas interests clarifies that a Fund may invest in securities of issuers engaged in oil, gas, or other mineral exploration activities.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 7G.

7H. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING FUTURES AND
    OPTIONS. (ALL FUNDS)


  The Money Market Funds' current fundamental investment limitation concerning futures and options states:

  "The Fund may not engage in the purchase and sale of put and call options or in writing such options."

  The Advantage and Short-Term Bond Funds' current fundamental investment limitation concerning futures and options states:

  "The Fund may not engage in the purchase and sale of put, spread, or call options on specific securities or futures contracts; or engage in writing such options, except that the Fund may, subject to the provisions of Items 18 and 19, (i) purchase covered spread options provided that the value of such options at any time does not exceed 5% of the Fund's net assets; (ii) write covered call options, and purchase covered put options with respect to all of its portfolio securities and enter into closing transactions with respect to such options; and (iii) write call options and purchase put options on futures contracts and enter into closing transactions with respect to such options."

  "The Fund may not enter into an interest rate futures contract or an option thereon unless if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would not exceed 30% of the Fund's net assets (taken at market value at the time of entering into the contract) and (ii) not more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on futures contracts or options on futures contracts. Transactions in futures contracts or options thereon may be entered into only for hedging purposes."

  "The Fund may not purchase or write options on specific securities and futures contracts if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund's net assets, (ii) the value of all such options exceeds 5% of the Fund's total assets, or (iii) the aggregate premiums paid for all such options held exceeds 5% of the Fund's net assets."

  The Government Securities Fund's current fundamental investment limitation concerning futures and options states:

  "The Fund may not engage in the purchase and sale of put, spread, or call options on securities or futures contracts; or engage in writing such options, except that the Fund may, subject to Items 18 and 20, (i) purchase covered spread options provided that the value of such options at any time does not exceed 5% of the Fund's net assets; and (ii) write covered call options, and purchase covered put options with respect to all of its portfolio securities and enter into closing transactions with respect to such options; and (iii) write call options and purchase put options on futures contracts and enter into closing transactions with respect to such options."

  "The Fund may not enter into an interest rate futures contract or an option thereon unless if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would not exceed 30% of the Fund's net assets (taken at market value at the time of entering into the contract) and (ii) not more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on such futures contracts. Transactions in interest rate futures contracts or options thereon may be entered into only for hedging purposes."

  "The Fund may not purchase or write options on specific securities and futures contracts if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund's net assets, (ii) the value of all such options exceeds 5% of the Fund's total assets, or (iii) the aggregate premiums paid for all such options held exceeds 5% of the Fund's net assets."

  The Income Fund's current fundamental investment limitation concerning futures and options states:

  "The Fund may not engage in the purchase and sale of put, spread, or call options on specific securities or futures contracts, or engage in writing such options, except that the Fund may, subject to the provisions of Items 18 and 19...(ii) purchase covered spread options provided that the value of such options at any time does not exceed 5% of the Fund's net assets; (iii) write covered call options, and purchase covered put options with respect to all of its portfolio securities and enter into closing transactions with respect to such options; and (iv) write call options and purchase put options on futures contracts and enter into closing transactions with respect to such options."17

  "The Fund may not enter into an interest rate futures contract or an option thereon unless if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would not exceed 30% of the Fund's net assets (taken at market value at the time of entering into the contract) and (ii) not more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on futures contracts or options on futures contracts. Transactions in futures contracts or options thereon may be entered into only for hedging purposes."

  "The Fund may not purchase or write options on specific securities and futures contracts if, as a result thereof, (i) the aggregate market value of all portfolio

- - ---------------


17 The deleted language relates to the Fund's warrants limitation discussed under 7F.

  securities covering such options exceeds 25% of the Fund's net assets, (ii) the value of all such options exceeds 5% of the Fund's total assets, or
  (iii) the aggregate premiums paid for all such options held exceeds 5% of the Fund's net assets."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitations. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy for the Advantage, Short-Term Bond, Government Securities, and Income Funds:

  "The Fund may not engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
  Act), do not exceed 5% of the Fund's net assets.

  In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets."


  The primary purpose of the proposal is to eliminate the Funds' fundamental limitation concerning purchasing or selling options and adopt a non-fundamental operating policy for the Funds (other than the Money Market Funds) that is expected to become standard for most funds managed by SCM, other than money market funds. While the Directors of the Money Market Funds recommend elimination of each Fund's fundamental investment limitation regarding options, neither Fund would be permitted to engage in such transactions due to the limitations of Rule 2a-7. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new non-fundamental investment policy concerning futures and options could be changed by the Directors without a future vote of a Fund's shareholders.


  The Advantage, Short-Term Bond, Government Securities, and Income Funds currently may engage in options, futures, and options on futures transactions. Each Fund may (i) invest in futures contracts (interest rate futures contracts)
- - -- contracts for future delivery of debt securities -- such as U.S. Treasury bonds, bills, and notes, and Government National Mortgage Association modified pass-through mortgage-backed securities (the Government Securities Fund is limited to futures contracts on government-backed instruments, such as the foregoing), (ii) purchase covered spread options which give each Fund the right to sell a security that it owns at a fixed-dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark (up to 5% of the Fund's total assets), (iii) write covered call options on its portfolio securities and purchase covered put options on its portfolio securities, (iv) write call options and purchase put options on futures contracts, and (v) enter into closing transactions on such options. The Funds may currently enter into futures transactions and options on futures contracts and portfolio securities only for traditional hedging purposes.


  The proposed limitation is not expected to materially change the Advantage, Short-Term Bond, Government Securities, or Income Funds' investment programs, although such changes generally increase a Fund's authority to engage in futures and options transactions by increasing the assets of a Fund that may be committed to such transactions or by broadening the purposes for which a Fund may engage in such transactions. The risks associated with derivative transactions, including futures and options transactions, are discussed under 6G.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 7H.



7I. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PLEDGING ASSETS.
    (ALL FUNDS)


  The Money Market Funds' current fundamental investment limitation concerning pledging assets states:

  "The Fund may not pledge, mortgage, hypothecate, or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then, not in excess of 15% of its assets taken at cost and except in connection with permissible loans of portfolio securities by the Money Fund."

  The Advantage Fund's current fundamental investment limitation concerning pledging assets states:

  "The Fund may not pledge, mortgage, hypothecate, or otherwise encumber any of its assets, except (i) as a temporary measure for extraordinary or emergency purposes, and then, not in excess of 15% of its assets taken at cost, and (ii) it may enter into options, interest rate futures contracts and options on such futures contracts subject to the limitations described in (13), (18) and (19) below."18

- - ---------------


18 Items (13), (18), and (19) relate to specific futures and options limitations and are discussed under 7H.

  The Short-Term Bond, Government Securities, and Income Funds' current fundamental investment limitation concerning pledging assets states:

  "The Fund may not pledge, mortgage, hypothecate, or otherwise encumber any of its assets, except (i) as a temporary measure for extraordinary or emergency purposes, and then, not in excess of 15% of its assets taken at cost, (ii) it may enter into options, interest rate futures contracts and options on such futures contracts and (iii) in connection with permissible loans of portfolio securities."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitations. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment."


  The primary purpose of the proposal is to eliminate each Fund's fundamental limitation concerning pledging assets and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If the proposal is approved, the new non-fundamental investment policy concerning pledging assets could be changed by the Directors without a future vote of a Fund's shareholders.


  The proposed non-fundamental operating policy concerning pledging assets (i) increases a Fund's pledging limitation from 15% to 33 1/3% for securities lending and authorization of other pledging transactions in connection with permitted borrowings, (ii) allows pledging in connection with borrowings, and
(iii) clarifies that a Fund may pledge its assets in connection with permissible investments, without limiting those investments. Pledging transactions may arise, for example, when a Fund engages in reverse repurchase agreements or securities lending transactions. Pledging assets is not without risk and the proposed policy represents an increase in the amount of assets subject to pledging. Assets that have been pledged to other parties may not be readily available to a Fund. Therefore, a Fund may have less flexibility in liquidating such assets if it became necessary to do so. Allowing a Fund to pledge a greater portion of its assets could impair the Fund's ability to meet current obligations or impede portfolio management.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7I.

7J. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SECURITIES
    INVESTMENTS OF DIRECTORS AND OFFICERS. (ALL FUNDS)


  Each Funds' current fundamental investment limitation concerning securities investments of directors and officers states:

  "The Fund may not purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer."


  The purpose of the proposal is to eliminate the fundamental limitation concerning securities investments of directors and officers and adopt a non-fundamental operating policy for each Fund that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have any impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) Directors and officers may purchase securities owned by a Fund only in accordance with the 1940 Act and the Fund's Code of Ethics. If the proposal is approved, the new non-fundamental investment policy concerning securities investments of directors and officers could be changed by the Directors without a future vote of a Fund's shareholders.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7J.



7K. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING FUND PORTFOLIO
    TRANSACTIONS WITH DIRECTORS AND OFFICERS. (ALL FUNDS)


  Each Fund's current fundamental investment limitation concerning fund portfolio transactions with directors and officers states:

  "The Fund may not purchase from or sell to any of its officers or directors or firms of which any of them are members any securities (other than capital stock of the Fund)."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Although elimination of the fundamental policy is not likely to have any impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) The 1940 Act prohibits many types of affiliated transactions including those covered by the Funds' current investment limitation. However, because the current investment limitation covers only a small portion of prohibited activities governed by the 1940 Act, the Directors recommend eliminating the limitation because it does not fully cover prohibited transactions.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7K.



7L. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN
    SECURITIES FOR THE PURPOSE OF MANAGEMENT OR CONTROL. (ALL FUNDS)


  Each Fund's current fundamental investment limitation concerning investing in securities for the purpose of management or control states:

  "The Fund may not invest in the securities of a company for the purpose of management or the exercise of control."


  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Although elimination of the fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) While the Funds have no present intention of investing in issuers for the purpose of management or control, elimination of this fundamental investment limitation would allow the Funds do so in the future, subject to applicable regulatory requirements.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7L.



7M. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PARTICIPATING ON
    A JOINT BASIS IN ANY TRADING ACCOUNT. (ALL FUNDS)


  Each Fund's current fundamental investment limitation concerning participating on a joint basis in any trading account states:

  "The Fund may not participate on a joint or joint-and-several basis in any trading account in any securities."


  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Although elimination of the fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) The 1940 Act prohibits, among other things, an affiliated person of a Fund from effecting any transaction in which the Fund is a joint or joint-and-several participant. The 1940 Act also prohibits an affiliated person of a Fund from participating in or effecting any transaction in connection with a joint enterprise or arrangement without prior approval from the SEC. Because the current fundamental investment limitation only covers a small portion of the activities which are prohibited by the 1940 Act, the Directors recommend that this fundamental investment limitation be eliminated so that there is no implication that other joint transactions are permissible. Elimination of this investment limitation could also permit a Fund to seek an order from the SEC permitting the Fund to enter into a joint repurchase agreement with other Strong Funds if the Directors determine that such an order would be advisable; however, the Directors have no current intention to do so.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7M.



7N. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING
    RESTRICTED SECURITIES OF A SINGLE ISSUER. (ADVANTAGE FUND)


  The Advantage Fund's current fundamental investment limitation concerning purchasing the restricted securities of a single issuer states:

  "The Fund may not purchase the restricted securities of any issuer if such purchase would cause more than 2.5% of the value of its total assets to be invested in the restricted securities of any one issuer."


  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Although elimination of the fundamental policy is not likely to have a significant impact on the investment techniques employed by the Fund, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 21.) If this limitation is eliminated the Fund will continue to be subject to a fundamental limitation on issuer diversification (see 6A) and an operating policy on illiquid securities (see 7C). While elimination of the fundamental investment limitation will permit the Advantage Fund greater authority to invest in the restricted securities of a single issuer, any such investment would only be made in accordance with the Fund's diversification and illiquid securities policies.



                   THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7N.

                                 OTHER MATTERS

  The Directors know of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card(s) to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

                             SHAREHOLDER PROPOSALS

  Any shareholder proposals to be presented at the 1996 Annual Meeting of Shareholders of the Funds, if such meeting is held, must be received at the executive offices of a Fund on or before October 31, 1995.

                                         By Order of the Board of Directors,

                                         ANN E. OGLANIAN
                                         Secretary

Menomonee Falls, Wisconsin
February 16, 1995

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

          THIS AGREEMENT is made and entered into on this      day of
                 , 19  , between STRONG                , INC., a Wisconsin
     corporation (the "Fund"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Adviser");

                                   WITNESSETH

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

  WHEREAS, the Fund is authorized to create separate series, each with its own separate investment portfolio; and,

  WHEREAS, the Fund desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, to act as investment adviser for the Fund or each series of the Fund, if any, listed in Schedule A attached hereto, and to manage each of their assets;

  NOW, THEREFORE, the Fund and the Adviser do mutually agree and promise as follows:

  1. Employment. The Fund hereby appoints Adviser as investment adviser for the Fund or each series of the Fund, if any, listed on Schedule A attached hereto (a "Portfolio" or collectively, the "Portfolios"), and Adviser accepts such appointment. Subject to the supervision of the Board of Directors of the Fund and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of any Portfolio. The Adviser is hereby authorized to delegate some or all of its services subject to necessary approval, which includes without limitation, the delegation of its investment adviser duties hereunder to a subadvisor pursuant to a written agreement (a "Subadvisory Agreement") under which the subadvisor shall furnish the services specified therein to the Adviser. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to a Subadvisory Agreement. The Adviser shall (i) provide for use by the Fund, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio and maintaining the Fund's organization, (ii) pay the salaries and fees of all officers and directors of the Fund who are "interested persons" of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

  2. Allocation of Portfolio Brokerage. The Adviser is authorized, subject to the supervision of the Board of Directors of the Fund, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser may, on behalf of each Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to a Portfolio and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934 and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term.

  3. Expenses. Each Portfolio will pay all its expenses and the Portfolio's allocable share of Fund expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by a Portfolio shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for directors who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1 above. If expenses payable by a Portfolio, except interest charges, taxes, brokerage commissions and similar fees and to the extent permitted extraordinary expenses, in any given fiscal year exceed that percentage of the average net asset value of the Portfolio for such year, as determined by valuations made as of the close of each business day of such year, which is the most restrictive percentage expense limitation provided by the laws of the various states in which the Portfolio's shares are qualified for sale, or if the states in which the shares qualified for sale impose no restrictions, then 2%, the Adviser shall reimburse the Portfolio for such excess. Reimbursement of expenses by the Adviser shall be made on a monthly basis and will be paid to a Portfolio by a reduction in the Adviser's fee, subject to later adjustment month by month for the remainder of the Fund's fiscal year.

  4. Authority of Adviser. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Fund or any Portfolio, have authority to act for or represent the Fund or any Portfolio in any way, form or manner. Any authority granted by the Fund on behalf of itself or any Portfolio to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Directors of the Fund.

  5. Compensation of Adviser. For the services to be furnished during any month by the Adviser hereunder, each Portfolio listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee as soon as practical after the last day of such month. The Advisory Fee shall be an amount equal to 1/12th of the annual fee as set forth in Schedule B of the average of the net asset value of the Portfolio determined as of the close of business on each business day throughout the month (the "Average Asset Value"). In case of termination of this Agreement with respect to any Portfolio during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the Average Asset Value of the business days during which it is so in effect.

  6. Rights and Powers of Adviser. The Adviser's rights and powers with respect to acting for and on behalf of the Fund or any Portfolio, including the rights and powers of the Adviser's officers and directors, shall be as follows:

    (a) Directors, officers, agents and shareholders of the Fund are or may at any time or times be interested in the Adviser as officers, directors, agents, shareholders or otherwise. Correspondingly, directors, officers, agents and shareholders of the Adviser are or may at any time or times be interested in the Fund as directors, officers, agents and as shareholders or otherwise, but nothing herein shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or any applicable statute or regulation. The Adviser shall, if it so elects, also have the right to be a shareholder in any Portfolio.

    (b) Except for initial investments in a Portfolio, not in excess of $100,000 in the aggregate for the Fund, the Adviser shall not take any long or short positions in the shares of the Portfolios and that insofar as it can control the situation it shall prevent any and all of its officers, directors, agents or shareholders from taking any long or short position in the shares of the Portfolios. This prohibition shall not in any way be considered to prevent the Adviser or an officer, director, agent or shareholder of the Adviser from purchasing and owning shares of any of the Portfolios for investment purposes. The Adviser shall notify the Fund of any sales of shares of any Portfolio made by the Adviser within two months after purchase by the Adviser of shares of any Portfolio.

    (c) The services of the Adviser to each Portfolio and the Fund are not to be deemed exclusive and Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any of the Portfolios or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

  7. Duration and Termination. The following shall apply with respect to the duration and termination of this Agreement:

    (a) This Agreement shall begin for each Portfolio as of the date of this Agreement and shall continue in effect for two years. With respect to each Portfolio added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by either (i) the affirmative vote of a majority of the Board of Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Fund), cast in person at a meeting called for that purpose or (ii) by the affirmative vote of a majority of a Portfolio's outstanding voting securities; and (b) Adviser shall not have notified a Portfolio in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Portfolio. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

    (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by affirmative vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of that Portfolio, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its assignment.

  8. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the vote of a majority of the Board of Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Directors of the Fund) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, on behalf of a Portfolio by a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of such Portfolio. If such amendment is proposed in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory bodies or other governmental authority, or to obtain any advantage under state or federal laws, the Fund shall notify the Adviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Adviser declines to assent to such amendment, the Fund may terminate this Agreement forthwith.

  9. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

  10. Assignment. This Agreement shall neither be assignable nor subject to pledge or hypothecation and in the event of assignment, pledge or hypothecation shall automatically terminate. For purposes of determining whether an "assignment" has occurred, the definition of "assignment" in Section 2(a)(4) of the 1940 Act shall control.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

            Attest:                 Strong Capital Management, Inc.

- - --------------------------------    --------------------------------
        [Name and Title]                    [Name and Title]

            Attest:                          [Name of Fund]

- - --------------------------------    --------------------------------
        [Name and Title]                    [Name and Title]

                                   SCHEDULE A

  The Portfolio(s) of Strong                , Inc. currently subject to this
Agreement are as follows:

                                            Date of Addition
          Portfolio(s)                     to this Agreement
- - --------------------------------------------------------------------


                                   SCHEDULE B

  Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

          Portfolio(s)                         Annual Fee
- - --------------------------------------------------------------------


                                                                                            WE NEED YOUR VOTE BEFORE APRIL 13, 1995
___________________________________________________________________________________________________________________________________

THIS PROXY  WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND IN THE
DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please indicate by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]

1.  Election of Directors.                              FOR all nominees listed below      [ ]     WITHHOLD AUTHORITY to vote [ ] 1.
                                                        (except as marked to the contrary)         for all nominees listed below

       TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW

       Richard S. Strong       John Dragisic   Marvin E. Nevins    Willie D. Davis      William F. Vogt     Stanley Kritzik

2. To ratify the selection of independent public accountants.                    FOR [ ]          AGAINST [ ]        ABSTAIN [ ] 2.

3. To adopt and ratify the revised Advisory Agreement.                           FOR [ ]          AGAINST [ ]        ABSTAIN [ ] 3.

4. To adopt revised Articles of Incorporation.                                   FOR [ ]          AGAINST [ ]        ABSTAIN [ ] 4.

5B. To amend the investment objective.                                           FOR [ ]          AGAINST [ ]        ABSTAIN [ ] 5B.

6. To amend or adopt fundamental investment limitations.                         FOR [ ]   (Except as marked below)  ABSTAIN [ ] 6.
   If you do NOT wish to approve an investment limitation change, please check the appropriate box below:

    (A) [ ] Diversification  (D) [ ] Purchasing or selling real estate  (G) [ ] Purchasing or selling financial commodities
    (B) [ ] Concentration    (E) [ ] Borrowing                          (H) [ ] Issuing senior securities
    (C) [ ] Lending          (F) [ ] Underwriting securities            (I) [ ] Pooled fund structures

7. To eliminate fundamental investment limitations.                               FOR [ ]   (Except as marked below)  ABSTAIN [ ] 7.
   If you do NOT wish to approve elimination of an investment limitation, please check the appropriate box below:

    (A) [ ] Short sales of securities                       (I) [ ] Pledging assets
    (B) [ ] Use of margin                                   (J) [ ] Securities investments of directors and officers
    (C) [ ] Illiquid and restricted securities              (K) [ ] Fund portfolio transactions with directors and officers
    (D) [ ] Purchase of investment company securities       (L) [ ] Investing in securities for the purpose of management or control
    (E) [ ] Purchasing securities of newly-formed issuers   (M) [ ] Participating on a joint basis in any trading account
    (G) [ ] Investing in oil and gas interests
    (H) [ ] Futures and options
___________________________________________________________________________________________________________________________________
                                        TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD.



                                                                                           WE NEED YOUR VOTE BEFORE APRIL 13, 1995
        __________________________________________________________________________________________________________________________
[LOGO]
        PLEASE, your vote is important and, as a shareholder, you are asked to be at the Annual Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to complete, sign, date, and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure quorum at the Meeting and avoid additional expenses to your Fund associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
        __________________________________________________________________________________________________________________________
                                                                                                           THANK YOU FOR YOUR TIME

STRONG SHORT-TERM BOND FUND, INC.                                                         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby constitutes and appoints John Dragisic, Thomas P. Lemke, and Ann E. Oglanian as proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and to vote by majority, as designated on the reverse side, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the
Italian Community Center, 631 E. Chicago Street, Milwaukee, Wisconsin, on April 13, 1995, at 10:00 a.m., local time, and any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated February 16, 1995, receipt of which is hereby acknowledged.

                                                                           DATE: __________________________

                                                                           NOTE: Please sign exactly as your name appears on this
                                                                           Proxy. If joint owners, EITHER may sign this Proxy.
                                                                           When signing as attorney, executor, administrator,
                                                                           trustee, guardian or corporate officer, please give
                                                                           your full title.


                                                                           _______________________________________________________
                                                                           Signature(s) (Title(s), if applicable)

STRONG FUNDS
P.O. Box 2936  .  Milwaukee, Wisconsin 53201  .  Telephone 1-800-368-3863


February 1995


Dear Fellow Shareholder:


You are cordially invited to attend the joint Annual Meeting of Shareholders of the Strong Funds, to be held at 10:00 a.m., Thursday, April 13, 1995, at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin. Preceding the Meeting, there will be an Investment Strategy Discussion Session starting at 9:00 a.m.


PLEASE READ THE ENCLOSED MATERIALS AND VOTE.


The accompanying "Notice of Annual Meeting and Proxy Statement" describes a number of important proposals affecting the Strong Funds in which you are invested. To save printing and administrative expenses, we have created a single "omnibus" Proxy Statement that encompasses the changes to all the Strong Income Funds. Some of the proposals in the Statement, therefore, may not apply to your Fund. To help identify the specific issues that affect your Fund, please refer to the summary table on page 5 of the booklet. PLEASE REVIEW AND CONSIDER EACH OF THESE ISSUES CAREFULLY.


The Funds' Board of Directors has reviewed these proposed changes and believes them to be in the best interests of the Funds' shareholders. Accordingly, the Board unanimously recommends that you vote in favor of each proposed change.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN
       THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Please vote. And do so as soon as possible. No matter how many shares you own, your vote - and its promptness - are important. You may be contacted by D.F. King & Co., Inc., who has been engaged to solicit proxies on behalf of each Fund's Board. If you have questions about these proposals, please call us at 1-800-359-3369.

SUMMARY OF PROPOSED CHANGES


As discussed fully in the Proxy Statement, you are being asked to elect an expanded Board of Directors and ratify the re-appointment of Coopers & Lybrand as the Funds' auditors. You are also being asked to adopt and ratify revised Advisory Agreements that govern each Fund's arrangement with Strong Capital Management, Inc. to provide certain investment management and administrative services. PLEASE NOTE THAT THESE AGREEMENTS DO NOT PROPOSE AN INCREASE IN ANY FEES PAID BY A FUND OR SUCH FUND'S SHAREHOLDERS.



                    (over)                               G-3

In addition, we have proposed various changes - outlined below - to the Funds' Articles of Incorporation, investment objectives, and fundamental investment limitations. In general, these changes are part of our overall effort to standardize and clarify both the language that describes and the policies that guide the entire family of Strong Funds.


              AMENDED ARTICLES OF INCORPORATION will allow the Board more flexibility in managing future operations. In part, the changes address the Board's authority to set redemption policies, approve stock splits, and add alternative fund structures designed to reduce costs.


              REVISED INVESTMENT OBJECTIVES represent the next step in our long-term initiative to simplify our shareholder communications and make our publications easier to use and understand. These revisions are designed to describe each Fund's goal more clearly and are not intended to change the manner in which the Funds are managed. For similar reasons, we have proposed that the Strong Income Fund be renamed the Strong Corporate Bond Fund. We believe the new name more accurately reflects the type of investments the Fund normally emphasizes.


              STANDARDIZED INVESTMENT LIMITATIONS are intended to conform and clarify the policies that guide the day-to-day management of the Funds, including the amounts and types of securities in which each Fund may invest, as well as the investment techniques the Funds may employ. By using uniform limitations wherever possible, we expect to facilitate portfolio compliance and gain certain operational efficiencies. In general, the changes are not intended to significantly alter the way the Strong Income Funds are managed. However, in some cases, they do expand a Fund's ability to take advantage of certain investment opportunities. We have noted these exceptions within the Proxy Statement.


Again, I encourage you to review these proposals carefully and cast your vote using the enclosed proxy card(s) and postage-paid envelope. EVEN IF YOU DO PLAN TO ATTEND THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE. BY VOTING PROMPTLY, YOU HELP US AVOID THE EXPENSE OF HAVING TO RE-SOLICIT YOUR PROXY - AND HELP US KEEP FUND EXPENSES DOWN.

Thank you for your participation in this important initiative. I look forward to seeing many of you on April 13th.

                                                       Sincerely,

                                                       /s/ Richard S. Strong

                                                       Richard S. Strong
                                                       Chairman of the Board

Enclosures


P.S. If you plan to join us at the meeting, please call 1-800-368-0930 to make a reservation. Your reply will help us make the appropriate accommodations for the meeting room.